                                                                    Exhibit 25.7

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                 36-3800435
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                        60602
(Address of principal executive offices)                 (Zip code)

                          ---------------------------

                      Charter Communications Holdings, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                 43-1843179
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)


12405 POWERSCOURT DRIVE                                  63131
ST. LOUIS, MISSOURI                                      (Zip code)
(Address of principal executive offices)

                           ---------------------------

                                   CCH I, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                 13-4257699
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)


12405 POWERSCOURT DRIVE                                  63131
ST. LOUIS, MISSOURI                                      (Zip code)
(Address of principal executive offices)

                           ---------------------------

                               CCH I Capital Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                 13-4257701
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)


12405 POWERSCOURT DRIVE                                  63131
ST. LOUIS, MISSOURI                                      (Zip code)
(Address of principal executive offices)

                           ---------------------------

                          11.00% Senior Notes due 2015
                       (Title of the indenture securities)

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

               Name                                    Address
               ----                                    -------
Office of Banks & Trust Companies of           500 E. Monroe Street
the State of Illinois                          Springfield, Illinois 62701-1532

Federal Reserve Bank of Chicago                230 S. LaSalle Street
                                               Chicago, Illinois 60603

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

      2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 27th day of January, 2006.


                                       BNY Midwest Trust Company


                                       By:     /s/  R. Ellwanger
                                          --------------------------------------
                                             Name:    R. Ellwanger
                                             Title:   Assistant Vice President

               DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION
                        DIVISION OF BANKS AND REAL ESTATE

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on September 30, 2005, submitted in response to the call of the Illinois Department of Financial and Professional Regulation.

                                  ASSETS                                          THOUSANDS OF DOLLARS
                                  ------                                          --------------------
                                                                                          (000)

ARTICLE 1.            Cash and Due from Depository Institution.............              58,351

ARTICLE 2.            U.S. Treasury Securities.............................               - 0 -

ARTICLE 3.            Obligations of States and Political Subdivisions.....               - 0 -

ARTICLE 4.            Other Bonds, Notes and Debentures....................               - 0 -

ARTICLE 5.            Corporate Stock......................................               - 0 -

ARTICLE 6.            Trust Company Premises, Furniture, Fixtures
                      and Other Assets Representing Trust Company
                      Premises.............................................                 554

ARTICLE 7.            Accounts Receivable..................................               2,853

ARTICLE 8.            Goodwill.............................................             86,816

ARTICLE 9.            Intangibles .........................................                 -0-

ARTICLE 10.           Other Assets ........................................               1,287

                      (Itemize amounts greater than 15% of Line 10)

                          Income Taxes Receivable.........1,177


ARTICLE 11.           TOTAL ASSETS.........................................             149,861

               DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION
                        DIVISION OF BANKS AND REAL ESTATE

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

                                          LIABILITIES                            THOUSANDS OF DOLLARS
                                          -----------                            --------------------
ARTICLE 12            Accounts Payable.....................................                  37

ARTICLE 13            Taxes Payable........................................                   0

ARTICLE 14            Other Liabilities for Borrowed Money.................              25,425

ARTICLE 15            Other Liabilities....................................

                      (Itemize amounts greater than 15% of Line 14)

                            Reserve for Taxes.........15,859

                                                                                         16,533

ARTICLE 16            TOTAL LIABILITIES                                                  41,995

                                        EQUITY CAPITAL
                                        --------------
ARTICLE 17            Preferred Stock......................................               - 0 -

ARTICLE 18            Common Stock.........................................               2,000

ARTICLE 19            Surplus..............................................              67,130

ARTICLE 20            Reserve for Operating Expenses.......................               - 0 -

ARTICLE 21            Retained Earnings (Loss).............................              38,736

ARTICLE 22            TOTAL EQUITY CAPITAL.................................             107,866

ARTICLE 23            TOTAL LIABILITIES AND EQUITY CAPITAL.................             146,861

I,      Robert L. DePaola, Vice President
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                     /s/ Robert L. DePaola
                       -------------------------------------------------
                       (Signature of Officer Authorized to Sign Report)